Exhibit 10.3

WAIVER OF TRANSFER RESTRICTIONS

February 15, 2022

Reference is made to that certain Warrant Agreement, dated as of December 8, 2020, by and among HumanCo Acquisition Corp., a Delaware corporation (the “Company”) and Continental Stock Transfer & Trust Company.

In connection with those certain Warrant Purchase Agreements, dated as of February 15, 2022, by and among HumanCo Acquisition Holdings, LLC (the “Sponsor”) and BlackRock Credit Alpha Master Fund L.P., HC NCBR Fund and The Obsidian Master Fund (collectively, the “Investors”), the Sponsor intends to sell to the Investors, and the Investors intend to purchase from the Sponsor (the “Transfer”), 2,005,243 of the warrants the Sponsor purchased in a private placement that closed simultaneously with the Company’s initial public offering (the “Private Placement Warrants”). The Private Placement Warrants are subject to certain transfer restrictions under Section 2.6 of the Warrant Agreement.

The Company hereby waives the transfer restrictions and requirements of Section 2.6 of the Warrant Agreement with respect to the Transfer, and the Transfer is hereby expressly permitted.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has executed this Waiver of Transfer Restrictions, effective as of the date first written above.

HUMANCO ACQUISITION CORP.

		By:	/s/ Amy Zipper
		Name:	Amy Zipper
		Title:	Chief Operating Officer

Acknowledged and agreed:

CONTINENTAL STOCK TRANSFER
& TRUST COMPANY

By:	/s/ Douglas Reed
Name:	Douglas Reed
Title:	Vice President

[Signature Page to Waiver of Transfer Restrictions]